MONTEREY MUTUAL FUND

         Statement of Additional Information dated August 31, 1998

             This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of Monterey Mutual Fund (the "Trust") relating to the Murphy New World Technology Convertibles Series (the "Convertibles Fund") (formerly the Growth & Income Fund), the Camborne Government Income Series (the "Government Income Fund" or "Government Fund") (formerly the PIA-Monitrend Government Income Fund), the OCM Gold Series (the "Gold Fund") (formerly the Gold
   Fund), the PIA Equity Series (the "Equity Fund") (formerly the Growth
   Fund), the Murphy New World Biotechnology Series (the "Biotechnology Fund") (formerly the Gaming & Leisure Fund), the Murphy New World Technology Series (the "Technology Fund"), the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund") (formerly the PIA Adjustable Rate Government Securities Fund), the PIA Global Bond Series (the "Global Bond Fund"), and the PIA Total Return Bond Fund (the "Total Return Bond Fund") dated August 31, 1998; copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor", 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401. (In this Statement of Additional Information, the nine funds may be referred to collectively as "the Funds" or individually as "a Fund.")

             Prior to December 27, 1996, the Trust was known as Monitrend Mutual Fund.


                                TABLE OF CONTENTS

                                                Cross-reference to
                                      Page      page in Prospectus

   Investment Objectives and
    Policies                          B-3            11

     Investment Restrictions          B-3            29

     Hedging Instruments              B-7            25

     Possible CFTC                    B-8            29
      Limitations on Portfolio
      and Hedging Strategies

      Repurchase Agreements           B-9            28

      U.S. Government Securities      B-10           28

      Portfolio Turnover              B-12           27

   Management                         B-13           30

     PIA, Murphy, Orrell, Camborne    B-19           30
      and the Administrator

     Portfolio Transactions           B-23           32
      and Brokerage

     Distribution Plan                B-26           35

   Net Asset Value                    B-30           35

   Shareholder Services               B-31           34

   Dividends and Tax Status           B-33           38

   General                            B-34           40

   Calculation of Performance Data    B-35           40

   Appendix                           B-37           25

   Description of Securities Ratings  B-40           42

   Financial Statements               B-42            6



                       Investment Objectives and Policies

             The investment objective of the Convertibles Fund is to maximize total return through a combination of capital appreciation and income; the investment objectives of the Government Income Fund are growth of capital, whether over the short- or long-term, income and preservation of capital; the investment objective of the Gold Fund is long-term growth of capital; the investment objective of the Equity Fund is long-term growth of capital; the investment objective of the Biotechnology Fund is long-term growth of capital; the investment objective of the Technology Fund is long-term growth of capital; the investment objectives of the Short-Term Government Fund are income with low volatility of principal; the investment objective of the Global Bond Fund is income, the investment objective of the Total Return Bond Fund is to maximize total return while minimizing risk. The portfolio and strategies with respect to the composition of each Fund's portfolio are described in the Prospectus. The Convertibles Fund was called the Growth & Income Fund from December 2, 1994 through December 31, 1996, the Summation Fund from March 30, 1993 through December 1, 1994, the Summation Index Fund from July 10, 1989, through March 30, 1993 and the Standard & Poor's 100 Index Fund prior to July 10, 1989. On May 31, 1991, a tenth series of the Trust, the Value Allocation Series, was merged with and into the Convertibles Fund. The Government Fund was called the PIA Monitrend Government Income Fund prior to December 13, 1996. The OCM Gold Fund was called the Gold Fund prior to December 13, 1996. The PIA Equity Fund was called the Growth Fund prior to December 13, 1996. The Biotechnology Fund was called the Gaming & Leisure Fund prior to December 20, 1996. The Short-Term Government Fund was called the PIA Adjustable Rate Government Securities Fund prior to December 13, 1996. The New World Technology Fund was called the Technology Fund prior to December 13, 1996.

   Investment Restrictions

             The Trust has adopted the following restrictions applicable to the various Funds as indicated below (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

             Each of the Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Gold Fund, the Equity Fund, the Biotechnology Fund, the Convertibles Fund, the Global Bond Fund, the Technology Fund and the Total Return Bond Fund may be invested without regard to this restriction and 25% of the total assets of the Government Fund and the Short-Term Government Fund may be invested without regard to this restriction.

        No Fund may:

             1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

             2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

             3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

             4. Make investments for the purpose of exercising control or management.

             5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

             6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

             7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

             8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

             9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Convertibles Fund, the Biotechnology Fund, the Technology Fund, the Global Bond Fund, the Short-Term Government Fund and the Total Return Bond Fund may borrow money as set forth in Investment Restriction No. 11).

             10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of that Fund's net assets (taken at current value) is held as collateral for such sales at any one time, except that the Technology Fund may effect short sales to the extent set forth in the Prospectus and the Biotechnology Fund and the Convertibles Fund may effect short sales to the extent permitted by the 1940 Act.

             11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and the Convertibles Fund, the Biotechnology Fund, the Technology Fund, the Global Bond Fund, the Short-Term Government Fund and the Total Return Bond Fund may borrow for investment purposes on a secured or unsecured basis as described in the Prospectus. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

             12. Buy or sell commodities or commodity contracts except futures and related options as described under "Investment Practices" in the Prospectus, or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities as described in the Prospectus are not considered real estate or interests in real estate.

             13. Participate on a joint or joint and several basis in any trading account in securities.

             14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Biotechnology Fund, the Convertibles Fund, the Gold Fund, the Global Bond Fund and the Total Return Bond Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

             15. Make loans, except through repurchase agreements and the loaning of portfolio securities by the Convertibles Fund, the Gold Fund, the Technology Fund, the Biotechnology Fund, the Global Bond Fund, the Short-Term Government Fund and the Total Return Bond Fund as described in the Prospectus.

             16. Purchase foreign securities or currencies; this restriction does not apply to the Gold Fund, the Equity Fund, the Technology Fund, the Biotechnology Fund, the Global Bond Fund, the Government Fund, the Convertibles Fund or the Total Return Bond Fund.

             It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The Short-Term Government Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits (which the Government Fund may not own); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to each Fund's investment adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the investment advisers to consider such factors as (i)the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   Hedging Instruments

             The various hedging instruments which the Funds may use are discussed in the Prospectus and below. The Appendix to this Statement of Additional Information contains further information as to the characteristics of, and the risks of transactions in, each of them.

             Call Options. Except for calls written on stock indices, when a Fund writes a call, it receives a premium and agrees to sell the related investments to a purchaser of a call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

             To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income. Except for calls on stock indices, when a Fund buys a call, it pays a premium and has the right to buy the related investments from a seller of a call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investments is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payments and the right to purchase the related investments.

             Calls on stock indices are similar to calls on equities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual equities. When a Fund writes a call on a stock index, it receives a premium and agrees that, during the call period, a purchaser of a call upon exercise of the call will receive from the Fund an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call, which amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of such difference. When a Fund buys a call on a stock index it pays a premium and has the same rights as to a writer of such a call as are indicated above as its obligation when it writes such a call. The multiplier for a call on a stock index performs a function similar to the unit of trading for a call on an equity. It determines the total dollar value per contract of each point in the difference between the exercise price of a call and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Calls on different indices may have different multipliers.

             Put Options. Except for puts on stock indices, when a Fund buys a put, it pays a premium and has the right to sell the related investments to a seller of a put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related equity below the exercise price by having the right to sell the equity through the exercise of the put. Puts on stock indices cannot be protective, as it is impossible to buy a stock index.

             Puts on stock indices are similar to puts on equities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual equities. When a Fund buys a put on a stock index, it pays a premium and has the right during the put period to require a seller of such a put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the stock index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, which performs the same function as described above for calls. Buying such a put permits the Fund, if cash is so deliverable to it during the period, either to resell the put or to require such delivery of cash. If such cash is not so deliverable, and, as a result the put is not exercised or resold (whether or not at a profit) the put will become worthless at its expiration date.

             When a Fund writes a put option it receives a premium and has the same obligations as to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

   Possible CFTC Limitations on Portfolio and Hedging Strategies

             The use of Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position," and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Funds and the Trust from registration with the CFTC as a "commodity pool operator" as defined in the CEA. Under the restrictions, each Fund must use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA, provided that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets, with certain exclusions as defined in the CFTC Rule.

   Repurchase Agreements

             Each Fund may enter into repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The Fund's investment adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

   U.S. Government Securities

             As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

             Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less.
   Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.

             U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

             Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

             Among the U.S. Government securities that each Fund investing in U.S. Government securities may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely effected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

             The average life of a GNMA certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. Because prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates. However, statistics published by the Federal Housing Administration indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgage backing the vast majority of GNMA certificates, is approximately 12 years. Therefore, it is customary to treat GNMA certificates as 30-year mortgage backed securities which prepay fully in the twelfth year. Prepayments may increase when interest rates decline.

             Certain of the mortgage loans underlying the mortgage-backed securities in which the Funds may invest will be adjustable rate mortgage loans ("ARMs").

             There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

             The mortgage loans underlying other mortgage-backed securities in which the Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

             Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

   Portfolio Turnover

             See "Financial Highlights" and "Portfolio Turnover" in the Prospectus for the definition of a portfolio turnover rate and for information on the past rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year as a result of the presence or absence of the defensive investment positions taken by the investment adviser to the Fund. Such a variance was evidenced during the most recent three fiscal years where portfolio turnover was substantially higher for the Convertibles Fund in the fiscal year ended November 30, 1995 than in the fiscal years ended November 30, 1996 and November 30, 1997, substantially lower for the Short-Term Government Fund in the fiscal years ended November 30, 1996 and November 30, 1997 than in the fiscal year ended November 30, 1995, and substantially higher for the PIA Equity Fund during the fiscal year ended November 30, 1997 than in the fiscal years ended November 30,1996 and November 30, 1995. With respect to the Convertibles Fund, portfolio turnover was higher in the fiscal year ended November 30, 1995 than in the later fiscal years because effective February 1, 1995 a change in investment objective of the Convertibles Fund resulted in a substantial change of its investment portfolio that fiscal year. With respect to the Short-Term Government Fund portfolio, turnover was lower because average net assets were substantially lower in the fiscal year ended November 30, 1995 than in the later fiscal years. With respect to the PIA Equity Fund, portfolio turnover was higher in the fiscal year ended November 30, 1997 than in the earlier fiscal years because the investment approach of the PIA Equity Fund's portfolio manager involves more trading than that of its predecessor. The PIA Equity Fund changed investment advisers on December 13, 1996.

                                   Management

        The Trustees and officers of the Trust are:

                                    Position with     Principal occupations
    Name and Address         Age    Fund              during past five years

    Joseph Lloyd             52     Chairman and      Chairman of Pacific
     McAdams, Jr.*                  Trustee           Income Advisers, Inc.;
    1299 Ocean Avenue                                 Chairman, Chief
    Suite 210                                         Executive Officer and
    Santa Monica,                                     President of
     CA 90401                                         Syndicated Capital,
                                                      Inc.  Since March
                                                      1998, Mr. McAdams has
                                                      been Chairman of the
                                                      Board, President and
                                                      Chief Executive
                                                      Officer of Answorth
                                                      Mortgage Asset
                                                      Corporation, a real
                                                      estate investment trust.

    John Michael Murphy*     55     Trustee           President of Murphy
    2830 North Cabrillo                               Investment Management,
    Highway                                           Inc; President of
    Half Moon Bay,                                    Murenove, Inc., a
     CA  94019                                        newsletter publisher.

    Ann Louise               59     Trustee           Sales associate for
     Marinaccio                                       Saks Fifth Avenue,
    1 Norwood Road                                    Short Hills, NJ.
    Springfield,
     NJ  07081

    Robert I. Weisberg       51     Trustee           President of Fremont
    612 Ridge Road                                    Medical Financial
    Tiburon, CA  94920                                Services, Inc. and
                                                      Executive Vice
                                                      President of Fremont
                                                      Financial Corporation,
                                                      Santa Monica,
                                                      California since
                                                      January 1, 1996;
                                                      President of Pro-Care
                                                      Financial Group, Inc.,
                                                      Larkspur, California
                                                      from 1994-1995;
                                                      President of Towers
                                                      Financial Corporation,
                                                      New York, New York,
                                                      1993-1994; President
                                                      of Fleet Credit
                                                      Corporation,
                                                      Providence, Rhode
                                                      Island, 1985-1993.

    Beatrice P. Felix        39     Trustee           Real estate sales
    1011 4th Street,                                  agent for Roland Land
    #218                                              Realty since 1994;
    Santa Monica,                                     real estate sales
     CA  90403                                        agent for Prudential
                                                      Realty from 1991-1994.

    Heather U. Baines        55     President and     President and Chief
    1299 Ocean Avenue               Treasurer         Executive Officer of
    Suite 210                                         Pacific Income
    Santa Monica,                                     Advisers, Inc.  Since
     CA 90401                                         March, 1998 Ms. Baines
                                                      has been Executive
                                                      Vice President of
                                                      Answorth Mortgage
                                                      Asset Corporation.

    Pamela J. Watson         43     Vice President    Vice President of
    504 Larsson Street                                Pacific Income
    Manhattan Beach,                                  Advisers,  Inc. since
     CA  90266                                        1997; Chief Financial
                                                      Officer, Kleinwort
                                                      Benson Capital
                                                      Management, Inc. from
                                                      1991 to 1996.  Since
                                                      March, 1998 Ms. Watson
                                                      has been Executive
                                                      Vice President, Chief
                                                      Financial Officer,
                                                      Treasurer and
                                                      Secretary of Answorth
                                                      Mortgage Asset
                                                      Corporation.

    Kathie Hilton            50     Secretary         Administrative
    1922 Ocean Avenue                                 Assistant for Pacific
    Suite 210                                         Income Advisers, Inc.
    Santa Monica,                                     since 1994; prior
     CA  90401                                        thereto owner of
                                                      Grizzly Products, a
                                                      seafood distributor.

   _________________________
   * "Interested" trustee, as defined in the 1940 Act.

             During the fiscal year ended November 30, 1997, the Trust paid its Trustees who are not affiliated with any of the investment advisers to the Funds or the Distributor fees aggregating $8,500. The Trust's standard method of compensating these trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                             Pension &
                                                             Retirement
                                                              Benefits                             Total
                                           Aggregate      Accrued as Part      Estimated     Compensation from
                                         Compensation         of Fund       Annual Benefits    Trust Paid to
    Name of Person, Position              from Trust          Expenses      upon Retirement       Trustees
    Joseph Lloyd McAdams, Jr.,
     Chairman and Trustee                      0                 0                 0                 0

    Ann Louise Marinaccio, Trustee          $3,000               0                 0               $3,000

    Robert I. Weisberg, Trustee             $2,500               0                 0               $2,500

    Beatrice Felix, Trustee                 $3,000               0                 0               $3,000

    Heather U. Baines, President and
     Treasurer                                 0                 0                 0                 0

    Pamela J. Watson, Vice President           0                 0                 0                 0

    Kathy Hilton, Secretary                    0                 0                 0                 0



             Set forth below are the names and addresses of all holders of shares of the Funds who as of July 17, 1998 beneficially owned more than 5% of a Fund's then outstanding shares.


                               Government Fund

              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    Pacific Income Advisers, Inc.
    1299 Ocean Avenue, Suite 210
    Santa Monica, California  90401              13,354         17.13%

    Dora Elena Walker, Trustee
    Hortense Daniel Evans Living Trust
    dated October 1, 1988
    9431 Friendly Woods Lane
    Whittier, California  90605                  13,104         16.81%

    Donaldson, Lufkin & Jenrette
     Securities Corporation
    P. O. Box 2052
    Jersey City, New Jersey  07303               12,938         16.60%

    Richard K. Moore and
    Dorothy A. Moore
    8 Lorraine Avenue
    Binghamton, New York  13905                  6,232           7.99%

                                 Equity Fund

              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    Howard M. Koff
    c/o Imperial Trust Company
    201 North Figueroa Street #610
    Los Angeles, California  90012               52,272         34.61%

    Pacific Income Advisers, Inc.
    1299 Ocean Avenue, Suite 210
    Santa Monica, California 90401               9,462           6.27%

                               Technology Fund
              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    Jerry B. Torrance and
    Carmen Ortiz, Trustees
    The Torrance-Ortiz Living Trust
    dated December 1, 1994
    1176 Lone Pine Lane
    San Jose, California  95120                  8,909           9.77%

    Steven H. & Anita H. Kaplan, Trustees
    Kaplan Family Trust dated
       April 13, 1986
    P.O. Box 15
    Sea Ranch, California 95497                  5,700           6.25%

                             Biotechnology Fund

              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    Gentleness, Ltd.
    Lyford Cay
    P.O. Box N-7776
    Nassau, Bahamas                             270,635         44.96%

    Murenove, Inc.
    P. O. Box 308
    Half Moon Bay, California  94019             37,432          6.22%

    Donaldson, Lufkin & Jenrette
    Securities Corporation
    P.O. Box 2052
    Jersey City, New Jersey 07303                34,102          5.67%

                         Short-Term Government Fund

              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    United Food & Commercial Workers Arizona
    Health and Welfare Trust
    c/o Michael Gallaga
    Southwest Service Administrators, Inc.
    1990 West Camelback, Suite 306
    Phoenix, Arizona  85015                    1,492,792        26.82%

    Arizona State University Foundation
    Box 875005
    Tempe, Arizona  85287                       783,000         14.06%

    UFCW 1995 Health & Welfare Fund
    1800 Phoenix Blvd., Suite 310
    Atlanta, Georgia  30349                     663,928        11.93%

    Foodmaker Master Retirement Trust
    FBO: The Northern Trust Company, Trustee
    P.O. Box 92956
    Chicago, Illinois  60675                    507,315        9.11%

    Union's 2nd Employer's Health &
      Welfare Trust Fund
    c/o Michael Gallaga
    1990 W. Camelback, Suite 306
    Phoenix, Arizona  85015                     303,506        5.45%

    Patterson & Co.
    P.O. Box 7829
    Philadelphia, Pennsylvania  19101           292,968        5.26%

                                  Gold Fund

              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    Donaldson, Lufkin & Jenrette
    Securities Corporation
    P.O. Box 2052
    Jersey City, New Jersey  07303              467,463         37.39%

    Richard W. Stevenson
    8787 Shoreham Drive #607
    Los Angeles, California  90069               67,335          5.39%

                              Convertibles Fund
              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    James Lear
    100 Bush Street #1000
    San Francisco, California  94104             3,033           5.86%

    Emil Wasil
    14761 Indian Creek Drive
    Middlebury Heights, Ohio  44130              2,848           5.50%

                              Global Bond Fund
              Name and Address of              Number of     Percent of
                Beneficial Owner                 Shares        Class

    San Antonio Fire & Police Pension Fund
    311 Roosevelt Avenue
    San Antonio, Texas  78210                   231,906         82.02%

    Donaldson, Lufkin & Jenrette
     Securities Corporation
    P. O. Box 2052
    Jersey City, New Jersey  07303               22,883          8.09%

    Repub & Co.
    c/o Imperial Trust Company
    201 North Figueroa Street #610
    Los Angeles, California  90012               17,054          6.03%


   No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of any Fund. The United Food & Commercial Workers Arizona Health and Welfare Trust "controls" (as that term is defined in the 1940 Act) the Short-Term Government Fund, the San Antonio Fire & Police Pension Fund "controls" the Global Bond Fund, Howard M. Koff "controls" the Equity Fund and Gentleness, Ltd. "controls" the Biotechnology Fund. The United Food & Commercial Workers Arizona Health and Welfare Trust also "controls" the Trust. The shares owned by Donaldson, Lufkin & Jenrette Securities Corporation, the Pershing Securities Division of Donaldson, Lufkin & Jenrette Securities Corporation, Patterson & Co. and Repub & Co. are owned of record only.

             All trustees and officers of the Trust as a group beneficially own the following securities of the Funds as of July 17, 1998:


    Name of Fund                   Number of Shares   Percent of Class

    Government Fund                    13,355*             17.13%

    Equity Fund                         9,462*              3.87%

    Technology Fund                       0                   0

    Short-Term Government Fund        242,423**             4.36%

    Gold Fund                             0                   0

    Biotechnology Fund                37,433***             6.22%

    Convertibles Fund                  1,886***             3.64%

    Global Bond Fund                    5,282*              1.87%

   _________________________
   * Consists solely of shares owned by Pacific Income Advisers, Inc. which is controlled by Joseph Lloyd McAdams, Jr. and Heather U. Baines.
   ** Consists solely of shares owned by Pacific Income Advisers, Inc. and Joseph Lloyd McAdams, Jr.
   *** Consists solely of shares owned by Murenove, Inc. which is controlled by John Michael Murphy.

   PIA, Murphy, Orrell, Camborne and the Administrator

             Pacific Income Advisers, Inc. ("PIA") is the investment adviser to the Short-Term Government Fund, the Government Fund, the Equity Fund, the Global Bond Fund and the Total Return Bond Fund. Joseph Lloyd McAdams, Jr., John Graves and Heather U. Baines own all of the outstanding stock of PIA. Prior to December 13, 1996, Monitrend Investment Management, Inc. ("MIMI") was investment adviser to the Equity Fund and manager to the Short-Term Government Fund and Government Fund. Prior to December 13, 1996, Robert L. Bender, Inc. was sub-adviser to the Equity Fund.

             Murphy Investment Management, Inc. (formerly known as Negative Beta Associates, Inc.) ("Murphy") is the investment adviser to the Biotechnology Fund, the Technology Fund and the Convertibles Fund. John Michael Murphy and Ms. Gaye Elizabeth Morgenthaler own all of the outstanding stock of Murphy. Prior to December 13, 1996, MIMI was the investment adviser to the Technology Fund and Murphy was sub-adviser to the Technology Fund. Prior to December 20, 1996, MIMI was investment adviser to the Biotechnology Fund. Prior to December 31, 1996, MidCap Associates, Inc. was the investment adviser to the Convertibles Fund and MIMI was sub-adviser to the Convertibles Fund.

             Orrell Capital Management, a division of Orrell and Company, Inc. ("Orrell"), is the investment adviser to the Gold Fund. Gregory M. Orrell is the President and sole shareholder of Orrell. Prior to December 13, 1996, MIMI was the investment adviser to the Gold Fund and from January 31, 1991 to August 17, 1996 was the sub-adviser to the Gold Fund. Kensington Capital Management, Inc. was investment adviser to the Gold Fund from January 31, 1991 to August 17, 1994.

             Camborne Advisors, Inc. ("Camborne") is the sub-adviser to the Government Fund. Camborne is a privately-held corporation which is wholly owned by Camborne Investment Corporation. Camborne became the sub-adviser to the Government Fund on December 13, 1996.

             Under the investment advisory agreements applicable to the Funds, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:

         Fund                     Fee Rate     Average Daily Net Assets

    Short-Term Government Fund    0.20%        All asset levels

    Biotechnology Fund            1.00%        All asset levels

    Convertibles Fund             0.625%       0 to $150 million
                                  0.50%        $150 million to $250 million
                                  0.375%       Over $250 million

    Government Fund               0.40%        All asset levels

    Gold Fund                     1.00%        0 to $50 million
                                  0.875%       $50 million to $75 million
                                  0.75%        $75 million to $100 million
                                  0.625%       $100 million to $150 million
                                  0.50%        $150 million to $250 million
                                  0.375%       Over $250 million

    Technology Fund               1.00%        All asset levels

    Equity Fund                   1.00%        0 to $50 million
                                  0.875%       $50 million to $75 million
                                  0.75%        $75 million to $100 million
                                  0.625%       $100 million to $150 million
                                  0.50%        $150 million to $250 million
                                  0.375%       Over $250 million

    Global Bond Fund              0.40%        All asset levels

    Total Return Bond Fund        0.30%        All asset levels

   Pursuant to the sub-advisory agreement applicable to the Government Fund, PIA pays Camborne a fee computed daily and payable monthly, at an annual rate of 0.20% of the Government Fund's average daily net assets.

             Under the investment advisory agreements applicable to the Funds, the investment adviser thereto is responsible for reimbursing the applicable Fund to the extent necessary to permit the Fund to maintain the expense limitations set forth in the Trust's current prospectus. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable expense limitations are as follows:

         Fund                              Expense Limitation

    Short-Term Government Fund                   0.30%

    Biotechnology Fund                           2.44%

    Convertibles Fund                            2.44%

    Government Fund                              1.10%

    Gold Fund                                    2.44%

    Technology Fund                              2.44%

    Equity Fund                                  1.80%

    Global Bond Fund                             0.51%

    Total Return Bond Fund                       0.40%

   Pursuant to the sub-advisory agreement applicable to the Government Fund, Camborne will reimburse PIA if PIA is required to make reimbursement to the Government Fund.

             The Total Return Bond Fund did not commence operations until August 31, 1998. As a result of expense limitations, all investment advisory, sub-advisory and management fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:

                                                         Reimbursements in
                              Fiscal        Fees          Addition to Fee
    Fund                     Year End       Waived            Waivers

    Government Fund            1997        $ 3,896            $53,280
                               1996        $ 3,924            $41,485
                               1995        $ 3,724            $39,367

    Short-Term Government      1997        $71,513            $ 5,159
     Fund                      1996        $18,898            $21,965
                               1995        $ 7,978            $26,878

    Equity Fund                1997        $14,391            $47,468
                               1996        $ 5,136            $43,620
                               1995        $ 5,226            $41,794

    Gold Fund                  1997        $17,249            $40,332
                               1996        $12,617            $35,235
                               1995        $ 4,929            $44,462

    Convertibles Fund          1997        $ 9,617            $57,525
                               1996        $ 9,258            $33,053
                               1995        $ 9,067            $43,437

    Biotechnology Fund         1997        $11,584            $57,882
                               1996        $ 4,318            $39,312
                               1995        $ 8,098            $37,592

    Technology Fund            1997        $12,512            $58,801
                               1996        $ 5,774            $41,127
                               1995        $ 2,629            $40,101

    Global Bond Fund           1997        $10,607            $30,356

   All reimbursements made with respect to the Short-Term Government Fund and the Global Bond Fund were made by PIA. With respect to the other Funds, all reimbursements made during the fiscal year ended November 30, 1995 were made by MIMI. During the fiscal years ended November 30, 1996 and November 30, 1997, PIA reimbursed the Equity Fund for excess expenses, Murphy reimbursed the Convertibles Fund, the Biotechnology Fund and the Technology Fund for excess expenses, and Orrell reimbursed the Gold Fund for excess expenses.

             Each investment advisory agreement and the sub-advisory agreement provides that the investment adviser or the sub-adviser, as the case may be, shall not be liable to the Fund in question for any error of judgment by the investment adviser or the sub-adviser or for any loss sustained by that Fund except in the case of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.

             The Total Return Bond Fund did not commence operations until August 31, 1998. During the fiscal years ended November 30, 1997, November 30, 1996 and November 30, 1995, the Trust's Administrator, American Data Services, Inc., received the following fees from the Funds:


    Fund                           1997        1996        1995
    Convertibles Fund            $18,081     $14,407     $18,274

    Government Fund              $15,585     $15,582     $16,671

    Gold Fund                    $16,848     $16,325     $13,939

    Equity Fund                  $16,848     $15,637     $14,704

    Biotechnology Fund           $16,963     $15,841     $14,954

    Technology Fund              $16,418     $16,238     $14,026

    Short-Term Government Fund   $21,930     $15,435     $ 9,773

    Global Bond Fund             $ 9,389        N/A         N/A

   Portfolio Transactions and Brokerage

             Under each investment advisory agreement, the investment adviser thereto is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the investment advisers are subject to the control of the Trust's Board of Trustees, as are all of the activities of the investment advisers under the investment advisory agreements. The primary consideration of the investment advisers in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the Fund in question may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the investment adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

             In selecting a broker-dealer to execute each particular transaction, the investment adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealers; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the investment adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the investment adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the investment adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Trust or other accounts for which the investment adviser has investment discretion. The investment advisers are further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the investment adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the investment adviser shall determine and the investment adviser shall report on such allocations regularly to the Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The investment advisers are authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

             The investment advisory agreements permit the investment adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if they reasonably believe the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

             None of the Short-Term Government Fund, the Government Fund and the Global Bond Fund paid any brokerage commissions during the three fiscal years ended November 30, 1997. During the fiscal years ended November 30, 1997, November 30, 1996 and November 30, 1995 the Gold Fund paid brokerage commissions of $8,709, $15,150 and $6,807, respectively, and the Convertibles Fund paid brokerage commissions of $4,237, $9,158 and $14,152, respectively. During the fiscal years ended November 30, 1997, November 30, 1996 and November 30, 1995, the Equity Fund paid brokerage commissions of $7,782, $1,452 and $2,145, respectively. During the fiscal years ended November 30, 1997, November 30, 1996 and November 30, 1995 the Biotechnology Fund paid brokerage commissions of $4,424, $1,140 and $1,411, respectively, and the Technology Fund paid brokerage commissions of $4,211, $5,204 and $1,550, respectively. All of the brokers to whom commissions were paid provided research services to the Fund's investment advisers. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments. The Total Return Bond Fund did not commence operations until August 31, 1998.

             The following table sets forth information concerning brokerage commissions paid by the Funds to the Distributor during the fiscal years ended November 30, 1997, November 30, 1996 and November 30, 1995. (No other Fund paid brokerage commissions to the Distributor during such fiscal years.)

                                    Gold Fund

                                 Fiscal Year     Fiscal Year    Fiscal Year
                                    Ended           Ended          Ended
                                November 30,    November 30,   November 30,
                                    1997            1996           1995

    Commissions Paid to
    Distributor                     $120            $510             0

    Total Commissions Paid         $ 8,709         $15,230           0

    % Paid to Distributor           1.38%           3.34%           N/A

    Dollar Amount of
    Transactions on which
    Commissions Were Paid to
    Distributor                    $64,125         $81,313           0

    Total Dollar Amount of
    Transactions on which
    Commissions Were Paid        $1,385,499      $1,703,604          0

    % of Transactions
    Involving Commission
    Payments to Distributor         4.63%           4.77%           N/A

                                Convertibles Fund

                                 Fiscal Year     Fiscal Year     Fiscal Year
                                    Ended           Ended           Ended
                                November 30,    November 30,    November 30,
                                    1997            1996            1995

    Commissions Paid to
    Distributor                       0             $122              0

    Total Commissions Paid            0            $9,158             0

    % Paid to Distributor            N/A            1.33%            N/A

    Dollar Amount of
    Transactions on which
    Commissions Were Paid to
    Distributor                       0            $48,211            0

    Total Dollar Amount of
    Transactions on which
    Commissions Were Paid             0          $2,368,740           0

    % of Transactions
    Involving Commission
    Payments to Distributor          N/A            2.04%            N/A



                                 Technology Fund

                               Fiscal Year                     Fiscal Year
                                  Ended        Fiscal Year        Ended
                               November 30,   Ended November   November 30,
                                   1997          30, 1996          1995

    Commissions Paid to
    Distributor                    $198             0               0

    Total Commissions Paid        $4,211            0               0

    % Paid to Distributor         4.70%            N/A             N/A

    Dollar Amount of
    Transactions on which
    Commissions Were Paid
    to Distributor               $79,818            0               0

                               Biotechnology Fund

                               Fiscal Year     Fiscal Year     Fiscal Year
                                  Ended           Ended           Ended
                               November 30,    November 30,    November 30,
                                   1997            1998            1995

    Total Dollar Amount of
    Transactions on which
    Commissions Were Paid        $509,984           0               0

    % of Transactions
    Involving Commission
    Payments to Distributor       15.65%           N/A             N/A


   Distribution Plan

             The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

             The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and (iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the Trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

             The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, the aggregate of 0.99% of the daily net assets of the Gold Fund; 0.25% of the daily net assets of the Biotechnology Fund, the Technology Fund, the Equity Fund, the Convertibles Fund and the Total Return Bond Fund; 0.10% of the daily net assets of the Government Fund; and 0.05% of the daily net assets of the Short-Term Government Fund in that fiscal year; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. (The Global Bond Fund will not make any payments pursuant to the Plan and the Total Return Bond Fund will not make any payments pursuant to the Plan during the fiscal year ending November 30, 1998 but may in subsequent years subject to the limitations set forth herein.) The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or one or more investment advisers to the Trust shall bear any Permitted Payments beyond such limits.

             The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursement or payment of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.99% of the daily net assets of the Gold Fund; 0.25% of the daily net assets of the Biotechnology Fund, the Technology Fund, the Equity Fund, the Convertibles Fund and the Total Return Bond Fund; 0.10% of the daily net assets of the Government Fund; and 0.05% of the daily net assets of the Short-Term Government Fund in such year and either the Distributor or one or more investment advisers to the Trust shall bear any such expenses beyond such limit. As indicated above, no payments under the Plan will be made by the Global Bond Fund nor, in the fiscal year ending November 30, 1998, the Total Return Bond Fund. No such reimbursement may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

             The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

             The Plan also states that it is recognized that the costs of distribution of the Trust's shares are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portions of sales charges on Trust shares retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the common owners of the Distributor and any investment adviser are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including Trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.

             The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

             The aggregate Permitted Payments and Permitted Expenses paid or accrued by the Government Fund, the Gold Fund, the Convertibles Fund, the Equity Fund, the Biotechnology Fund, the Technology Fund and the Short-Term Government Fund during the fiscal year ended November 30, 1997 were $974, $17,076, $7,713, $10,845, $3,650, $5,488 and $15,298, respectively.
   Of such amounts $22,607 was paid to Qualified Recipients and the remaining $38,437 was paid to Syndicated Capital, Inc., the distributor of the Funds.

             The Plan was approved (i) by a vote of the Board of Trustees and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by a vote of holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of each Fund. The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.


                                Net Asset Value

             In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

             When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

                              Shareholder Services

             Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Equity Fund, the Gold Fund or the Government Fund. All shares of any of the Equity Fund, the Gold Fund or the Government Fund previously purchased and still owned are also included in determining the applicable reduction.

             A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Equity Fund, the Gold Fund or the Government Fund over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

             The Statement of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of a Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

             Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

             Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

             Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

             Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Gold Fund, the Equity Fund and the Government Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

             Pre-authorized Check Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

             Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

             For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

             Investments at Net Asset Value. The Trust permits investors to purchase shares of the Gold Fund, the Equity Fund and the Government Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. (All purchases of the Technology Fund, the Biotechnology Fund, the Convertibles Fund, the Short-Term Government Fund, the Global Bond Fund and the Total Return Bond Fund are at net asset value.) The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Funds.

             As stated in the Prospectus, the Gold Fund, the Government Fund and the Equity Fund may sell shares at net asset value to officers and Trustees of the Trust and certain other affiliated persons and members of their families as well as customers of PIA, Murphy, Orrell, Camborne and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

             Former shareholders of the Gold Fund, the Equity Fund and the Government Fund may also purchase shares of the Gold Fund, the Equity Fund and the Government Fund at net asset value up to an amount not exceeding their prior investment in all of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.

                            Dividends and Tax Status

             If the Trust's management, in its sole discretion, deems it in the best interest of the Gold Fund, the Biotechnology Fund, the Global Bond Fund, the Convertibles Fund, the Total Return Bond Fund or the Technology Fund and their respective shareholders to do so, such Funds may each invest more than 50% of its total assets in securities of foreign corporations. In that case, such Funds will be able to elect to take advantage of the provisions of Section 853 of the Code. Under the provisions of Section 853, a shareholder will be treated as receiving an additional distribution from the Fund in the amount indicated in a notice furnished to him as his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. However, the shareholder may, subject to certain limitations, take the amount of such foreign taxes withheld as a credit against his federal income tax (including, subject to limitations, the alternative minimum tax) or, alternatively, may treat the foreign tax withheld as a deduction from his gross income in computing his taxable income if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had directly owned the foreign securities and had paid foreign income tax on the income therefrom. Such foreign tax credit is subject to certain limitations, and each shareholder is referred to his tax adviser with respect to the availability of the foreign tax credit to him.

                                     General

             The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with the Funds) each of which has separate assets and liabilities (in which case any such class would have a designation including the word "Series"). Shares of each class (including the Funds) are entitled to vote as a class only to the extent required by the 1940 Act or as permitted by the Trustees. Income and operating expenses are allocated fairly among the classes by the Trustees.

             The Funds' custodian, Star Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. American Data Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

             The Trust's independent accountants, McGladrey & Pullen, LLP, examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

             The Total Return Bond Fund did not commence operations until August 31, 1998. During the three fiscal years ended November 30, 1997, the aggregate dollar amount of sales charges on the sales of shares of the Funds and the amount retained by the Fund's distributor were as follows:

                                                   Years Ended November 30
                                     1997                   1996                    1995
                              Sales       Amount     Sales      Amount       Sales       Amount
    Fund                      Charge     Retained    Charge    Retained     Charge      Retained
    Short-Term Government
    Fund                     $     62     $    0    $    63      $  39      $    0       $    0

    Government Fund          $     0      $    0    $     0      $   0      $2,291       $  201

    Gold Fund                $ 7,660      $2,241    $22,796     $5,788      $   29       $    3

    Convertibles Fund        $    90      $   10    $   103      $  12      $  135       $   15

    Equity Fund              $   945      $  212    $ 1,841      $ 316      $  502       $   67

    Biotechnology Fund       $   691      $   75    $   123      $  44      $  445       $   65

    Technology Fund          $   373      $   40    $ 3,372      $ 414      $  158       $   17

    Global Bond Fund         $     0      $   0        N/A        N/A         N/A          N/A


                         Calculation of Performance Data

   Convertibles Fund

   Average annual total return:
     for the one-year period ended November 30, 1997:                 (0.45)%
     for the five-year period ended November 30, 1997:                  7.83%
     for the period February 5, 1988 - November 30, 1997:               4.55%

   Government Fund

   Average annual total return:
     for the one-year period ended November 30, 1997:                   4.78%
     for the five-year period ended November 30, 1997:                  6.55%
     for the ten-year period ended November 30, 1997:                   6.49%

   Gold Fund

   Average annual total return:
     for the one-year period ended November 30, 1997:                (41.45)%
     for the five-year period ended November 30, 1997:               (13.13)%
     for the period February 5, 1988 - November 30, 1997:            (12.13)%

   Equity Fund

   Average annual total return:
    for the one-year period ended November 30, 1997:                    5.04%
    for the five-year period ended November 30, 1997                    8.68%
    for the period April 1, 1992 - November 30, 1997:                  10.01%

   Biotechnology Fund

   Average annual total return:
    for the one-year period ended November 30, 1997:                   12.27%
    for the period October 20, 1993 - November 30, 1997:                0.21%

   Technology Fund

   Average annual total return:
    for the one-year period ended November 30, 1997:                  (3.70)%
    for the period October 20, 1993 - November 30, 1997:               10.12%

   Short-Term Government Fund

   Average annual total return:
    for the one-year period ended November 30, 1997:                    6.56%
    for the period April 22, 1994 - November 30, 1997:                  6.69%

   Global Bond Fund

   Total return:
    for the period April 1, 1997 - November 30, 1997:                   4.15%

             Average total return is calculated according to the following formula:

              n
        P(1+T) =ERV

   where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

             The Government Fund's yield for the one-month period ended November 30, 1997 was 5.51%, the Short-Term Government Fund's yield for the one month period ended November 30, 1997 was 5.91% and the Global Bond Fund's yield for the one month period ended November 30, 1997 was 4.66%. Yields will fluctuate as market conditions change. The yield of the Government Fund, the Short-Term Government Fund and the Global Bond Fund is calculated according to the following formula:

                               a-b
             YIELD     =    2[(--- + 1)6 - 1]
                               cd

             Where:         a =  interest earned during the period.

                            b =  expenses accrued for the period (net of
                                 reimbursements).

                            c =  the average daily number of shares
                                 outstanding during the period that were
                                 entitled to receive dividends.

                            d = the maximum offering price per share on the last day of the period.

             All of the foregoing information (total return and yield) reflect expense reimbursements made to the Funds. The Total Return Bond Fund did not commence operations until August 31, 1998.

                                    Appendix

   Options on Securities

             An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to a seller, or "writer," of a call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to a writer of a put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

             One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

   Stock Index Futures and Debt Futures

             A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market -- a futures exchange -- that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.

             To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

             One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the prospect that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the investment adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

             It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

   Options on Stock Index Futures and Debt Futures

             Options on Futures are similar to options on stocks, except that the related investment is not a stock, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

             The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

   Stock Index Options

             Options on stock indices are based on the same principles as listed stock options, described above. The main difference is that the underlying instrument is a stock index, rather than an individual stock. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

             A variety of index options are currently available, and proposals for several more are pending. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a "broadly based stock market index." Others, particularly the newer options, involve stocks in a designated industry or group of industries, and such an index is referred to as an "industry index" or "market segment index." In selecting an option to hedge a Fund's portfolio, the investment adviser may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Fund's portfolio.

             In addition to the risks of options generally and the risk of imperfect correlation, discussed above, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Fund's portfolio may decline between the time that a call written by that Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were "covered" by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If a Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Fund exercises the option and the market closing.

   Limitations on Options and Futures

             Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

                        Description of Securities Ratings

             As set forth in the Prospectus, each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or better by Standard & Poor's Corporation ("Standard & Poor's) or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

             The following financial statements are incorporated by reference to the Annual Report, dated November 30, 1997 of the Trust (File
   No. 811-4010) as filed with the Securities and Exchange Commission on January 30, 1998:

             - Schedule of Investments for each Fund (other than the Total Return Bond Fund)
             - Statement of Assets and Liabilities for each Fund (other than the Total Return Bond Fund)
             - Statement of Operations for each Fund (other than the Total Return Bond Fund)
             - Statement of Changes in Net Assets for each Fund (other than the Total Return Bond Fund)
             -    Notes to Financial Statements
             - Financial Highlights for each Fund (other than the Total Return Bond Fund)
             -    Independent Auditor's Report